SECURITIES AND EXCHANGE COMMISSION


                          WASHINGTON, D.C. 20549


                                FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of the earliest event reported):August 20, 1998


                      STANDARD MANAGEMENT CORPORATION
          (Exact name of registrant as specified in its charter)


    INDIANA              0-20882                  35-1773567
(State or other (Commission File Number) (IRS Employer Identification No.)
 jurisdiction
of incorporation)

9100 KEYSTONE CROSSING, INDIANAPOLIS, INDIANA            46240
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (317) 574-6200

                                N/A
   (Former name or former address, if changed since last report)






ITEM 5.  OTHER EVENTS

      On June 4, 1998, Standard Management Corporation ("SMC" or the "Registrant"), and M C Equities, Inc. entered into a definitive Stock Purchase Agreement. This Stock Purchase Agreement was amended by the First Amendment to Stock Purchase Agreement dated as of July 1, 1998 and by the Second Amendment to Stock Purchase Agreement dated as of July 23, 1998. The Stock Purchase Agreement attached hereto as Exhibit 2.1, the First Amendment to Stock Purchase Agreement attached hereto as Exhibit 2.2, and the Second Amendment to Stock Purchase Agreement is attached hereto as Exhibit 2.3 are incorporated herein by reference. In addition, on June 4, 1998, SMC issued a press release announcing the execution of the Stock Purchase Agreement, which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)   EXHIBITS:

      2.1 Stock Purchase Agreement dated as of June 4, 1998 by and among SMC and MC Equities, Inc.

      2.2 First Amendment to Stock Purchase Agreement dated as of July 1, 1998 by and among
            SMC and MC Equities, Inc.

      2.3 Second Amendment to Stock Purchase Agreement dated as of July 23, 1998 by and among
            SMC and MC Equities, Inc.


      99.1  Press release issued by SMC on June 4, 1998 , issued by SMC.

                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    STANDARD MANAGEMENT CORPORATION
                                                   (Registrant)


Date: August 21, 1998               By:   RONALD D. HUNTER
                                          Ronald D. Hunter
                                          Chairman of the Board, President and
                                          Chief Executive Officer